Exhibit 10.1

AGREEMENT

AGREEMENT entered into this 18th day of November, 2005 by and between Greens Worldwide Incorporated (“GRWW”) and Brittany Capital Management Limited (“Brittany”).

Brittany and GRWW entered into a Private Equity Credit Agreement (“Agreement”) in the amount of $30,000,000 which Agreement and the related Registration Rights Agreement were filed with the SEC as Exhibits 10.2 and 10.3 to Form 8-K with Date of Report of October 25, 2005.

The parties to the above-referenced Agreement herewith agree to leave both the Private Equity Credit Agreement and Registration Rights Agreement as is, except for (i) increasing the Maximum Commitment Amount from $30,000,0000 to $50,000,000; and (ii) increasing the term of the Agreement from thirty six (36) months to sixty (60) months.

In all other respects the Agreement shall remain exactly as is.

READ AND AGREED TO

GREENS WORLDWIDE INCORPORATED

/s/ R. Thomas Kidd

By:

_____________________________________________

R. Thomas Kidd, President and Chief Executive Officer

BRITTANY CAPITAL FUND LIMITED

/s/ Barry W. Herman

By:

_____________________________________________

Barry W. Herman, President and Director